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                                                                      EXHIBIT 21

                              VORNADO REALTY TRUST
                         SUBSIDIARIES OF THE REGISTRANT

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                     NAME OF SUBSIDIARY                       STATE OF ORGANIZATION
                     ------------------                       ---------------------
150 East 58th Street L.L.C. ................................  New York
1740 Broadway Associates L.P. ..............................  Delaware
20 Broad Lender L.L.C. .....................................  New York
201 East 66th Street Corp. .................................  New York
201 East 66th Street L.L.C. ................................  New York
330 Madison Company.........................................  New York
40 East 14 Realty Associates L.L.C. ........................  New York
401 Commercial Son, L.L.C. .................................  Delaware
401 Commercial, L.P. .......................................  Delaware
401 General Partner, L.L.C. ................................  Delaware
401 Hotel General Partner, L.L.C. ..........................  Delaware
401 Hotel, L.P. ............................................  Delaware
570 Lexington Associates, L.P. .............................  New York
570 Lexington Company, L.P. ................................  New York
825 Seventh Avenue Holding L.L.C. ..........................  New York
866 U.N. Plaza Associates L.L.C. ...........................  New York
909 Third Avenue Assignee L.L.C. ...........................  New York
Americold Corporation.......................................  Oregon
Americold Services Corporation..............................  Delaware
Amherst Holding L.L.C. .....................................  New York
Amherst Industries L.L.C. ..................................  New York
Arbor Property, L.P. .......................................  Delaware
Atlanta Parent, Inc. .......................................  Delaware
Atlantic City Holding L.L.C. ...............................  New Jersey
B&B Park Avenue L.P. .......................................  Delaware
Bensalem Holding Company L.L.C. ............................  Pennsylvania
Bensalem Holding Company L.P. ..............................  Pennsylvania
Bethlehem Holding Company L.L.C. ...........................  Pennsylvania
Bethlehem Holding Company L.P. .............................  Pennsylvania
Bethlehem Properties Holding Company L.L.C. ................  Pennsylvania
Bethlehem Properties Holding Company L.P. ..................  Pennsylvania
Bordentown Holding L.L.C. ..................................  New Jersey
Brentwood Development L.L.C. ...............................  New York
Bridgeland Warehouses L.L.C. ...............................  New Jersey
Camden Holding L.L.C. ......................................  New Jersey
Charles E. Smith Commercial Realty L.P. ....................  Delaware
Chicopee Holding L.L.C. ....................................  Massachusetts
Clementon Holding L.L.C. ...................................  New Jersey
Cumberland Holding L.L.C. ..................................  New Jersey
Darby Development Corp. ....................................  Florida
Delran Holding L.L.C. ......................................  New Jersey
Dover Holding L.L.C. .......................................  New Jersey
DSAC L.L.C. ................................................  Texas
DUN L.L.C. .................................................  Maryland
Durham Leasing L.L.C. ......................................  New Jersey
EH L.L.C. ..................................................  Maryland
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                     NAME OF SUBSIDIARY                       STATE OF ORGANIZATION
                     ------------------                       ---------------------
Eleven Penn Plaza L.L.C. ...................................  New York
Evesham Holding L.L.C. .....................................  New Jersey
Gallery Market Holding Company L.L.C. ......................  Pennsylvania
Gallery Market Holding Company L.P. ........................  Pennsylvania
Gallery Market Properties Holding Company L.L.C. ...........  Pennsylvania
Gallery Market Properties Holding Company L.P. .............  Pennsylvania
GBSPI L.L.C. ...............................................  Maryland
Green Acres Mall, L.L.C. ...................................  Delaware
Hackbridge L.L.C. ..........................................  New Jersey
Hanover Holding L.L.C. .....................................  New Jersey
Hanover Industries L.L.C. ..................................  New Jersey
Hanover Leasing L.L.C. .....................................  New Jersey
Hanover Public Warehousing L.L.C. ..........................  New Jersey
Henrietta Holding L.L.C. ...................................  New York
HHC L.L.C. .................................................  Maryland
Jersey City Leasing L.L.C. .................................  New Jersey
Kearny Holding L.L.C. ......................................  New Jersey
Kearny Leasing L.L.C. ......................................  New Jersey
Lancaster Leasing Company L.L.C. ...........................  Pennsylvania
Lancaster Leasing Company L.P. .............................  Pennsylvania
Landthorp Enterprises L.L.C. ...............................  Delaware
Lawnside Holding L.L.C. ....................................  New Jersey
Lawnwhite Holding L.L.C. ...................................  New Jersey
Lewisville Centre L.P. .....................................  Texas
Lewisville TC L.L.C. .......................................  Texas
Littleton Holding L.L.C. ...................................  New Jersey
Lodi Industries L.L.C. .....................................  New Jersey
Lodi Leasing L.L.C. ........................................  New Jersey
M 330 Associates, L.P. .....................................  New York
M 393 Associates L.L.C. ....................................  New York
Manalapan Industries L.L.C. ................................  New Jersey
Marple Holding Company L.L.C. ..............................  Pennsylvania
Marple Holding Company L.P. ................................  Pennsylvania
Mart Franchise Center, Inc. ................................  Illinois
Mart Franchise Venture, L.L.C. .............................  Delaware
Menands Holding L.L.C. .....................................  New York
Mendik Management Company Inc. .............................  New York
Merchandise Mart Enterprises, Inc. .........................  Delaware
Merchandise Mart Properties, Inc. ..........................  Illinois
Merchandise Mart Properties, Inc. (DE)......................  Delaware
Mesquite - Texas Crossing L.P. .............................  Texas
Mesquite TC L.L.C. .........................................  Texas
Middletown Holding L.L.C. ..................................  New Jersey
Montclair Holding L.L.C. ...................................  New Jersey
Morris Plains Leasing L.L.C. ...............................  New Jersey
MRC Management L.L.C. ......................................  New York
National Hydrant L.L.C. ....................................  New York
New Hanover L.L.C. .........................................  New Jersey
New Woodbridge L.L.C. ......................................  New Jersey
Newington Connecticut Holding L.L.C. .......................  Connecticut
Ninety Park Lender LLC .....................................  New York
Ninety Park Lender QRS, Inc. ...............................  Delaware
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                     NAME OF SUBSIDIARY                       STATE OF ORGANIZATION
                     ------------------                       ---------------------
Ninety Park Manager LLC.....................................  New York
Ninety Park Option LLC......................................  New York
Ninety Park Property LLC....................................  New York
No. Plainfield Holding L.L.C. ..............................  New Jersey
North Bergen Stores L.L.C. .................................  New Jersey
One Penn Plaza LLC..........................................  New York
Philadelphia Holding Company L.L.C. ........................  Pennsylvania
Philadelphia Holding Company L.P. ..........................  Pennsylvania
Phillipsburg Holding L.L.C. ................................  New Jersey
Pike Holding Company L.L.C. ................................  Pennsylvania
Pike Holding Company L.P. ..................................  Pennsylvania
Portland Parent, Inc. ......................................  Delaware
Rahway Leasing L.L.C. ......................................  New Jersey
Rochester Holding L.L.C. ...................................  New York
Skillman Abrams Crossing L.P. ..............................  Texas
Springfield Holding L.L.C. .................................  Massachusetts
Star Universal L.L.C. ......................................  New Jersey
T53 Condominium L.L.C. .....................................  New York
T.G. Hanover L.L.C. ........................................  New Jersey
TGSI L.L.C. ................................................  Maryland
The Second Lawnside L.L.C. .................................  New Jersey
The Second Rochester Holding L.L.C. ........................  New York
Trees Acquisition Subsidiary, Inc. .........................  Delaware
Turnersville Holding L.L.C. ................................  New Jersey
Two Guys From Harrison Holding Co. L.P. ....................  Pennsylvania
Two Guys From Harrison Holding Co. LLC......................  Pennsylvania
Two Guys From Harrison L.L.C. ..............................  New Jersey
Two Guys From Harrison N.Y. L.L.C. .........................  New York
Two Guys Mass. L.L.C. ......................................  Massachusetts
Two Guys-Connecticut Holding L.L.C. ........................  Connecticut
Two Park Company............................................  New York
Two Penn Plaza REIT, Inc. ..................................  New York
Unado L.L.C. ...............................................  New Jersey
Upper Moreland Holding Company L.L.C. ......................  Pennsylvania
Upper Moreland Holding Company L.P. ........................  Pennsylvania
URS Logistics, Inc. ........................................  Delaware
VFC Connecticut Holding L.L.C. .............................  Delaware
VFC Massachusetts Holding L.L.C. ...........................  Delaware
VFC New Jersey Holding L.L.C. ..............................  Delaware
Vornado - Westport L.L.C. ..................................  Connecticut
Vornado 1740 Broadway L.L.C. ...............................  New York
Vornado 401 Commercial L.L.C. ..............................  New York
Vornado 401 Hotel, Inc. ....................................  New York
Vornado 570 Lexington L.L.C. ...............................  New York
Vornado 63rd Street, Inc. ..................................  New York
Vornado 640 Fifth Avenue L.L.C. ............................  New York
Vornado 90 Park Avenue L.L.C. ..............................  New York
Vornado 90 Park QRS, Inc. ..................................  New York
Vornado B&B L.L.C. .........................................  New York
Vornado Center Building L.L.C. .............................  New York
Vornado CESCR Holdings L.L.C. ..............................  Delaware
Vornado CESCR II L.L.C. ....................................  Delaware
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                     NAME OF SUBSIDIARY                       STATE OF ORGANIZATION
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
Vornado CESCR L.L.C. .......................................  Delaware
Vornado Crescent Atlanta Partnership........................  Delaware
Vornado Crescent Holding L.P. ..............................  Delaware
Vornado Crescent Portland Partnership.......................  Delaware
Vornado Finance GP L.L.C. ..................................  Delaware
Vornado Finance L.P. .......................................  Delaware
Vornado Finance SPE, Inc. ..................................  Delaware
Vornado Green Acres Acquisition L.L.C. .....................  Delaware
Vornado Green Acres Delaware L.L.C. ........................  Delaware
Vornado Green Acres Funding L.L.C. .........................  Delaware
Vornado Green Acres Holdings L.L.C. ........................  Delaware
Vornado Investment Corporation..............................  New York
Vornado Investments L.L.C. .................................  Delaware
Vornado Lending L.L.C. .....................................  New Jersey
Vornado M 330 L.L.C. .......................................  New York
Vornado M 393 L.L.C. .......................................  New York
Vornado M 393 QRS, Inc. ....................................  New York
Vornado Management Corp. ...................................  New Jersey
Vornado Montehiedra OP L.P. ................................  Delaware
Vornado Montehiedra Acquisition L.L.C. .....................  Delaware
Vornado Montehiedra Acquisition L.P. .......................  Delaware
Vornado Montehiedra Holding II L.P. ........................  Delaware
Vornado Montehiedra Holding L.L.C. .........................  Delaware
Vornado Montehiedra Holding L.P. ...........................  Delaware
Vornado Montehiedra Inc. ...................................  Delaware
Vornado Montehiedra OP L.L.C. ..............................  Delaware
Vornado New York RR One L.L.C. .............................  New York
Vornado Realty L.L.C. ......................................  Delaware
Vornado Realty L.P. ........................................  Delaware
Vornado RR Midtown L.L.C. ..................................  New York
Vornado Two Penn Plaza L.L.C. ..............................  New York
VR Retail Holdings LLC......................................  New York
VRT Massachusetts Holding L.L.C. ...........................  Delaware
VRT New Jersey Holding L.L.C. ..............................  Delaware
Watchung Holding L.L.C. ....................................  New Jersey
West Windsor Holding L.L.C. ................................  New Jersey
Whitehorse Lawnside L.L.C. .................................  New Jersey
York Holding Company L.L.C. ................................  Pennsylvania
York Holding Company L.P. ..................................  Pennsylvania
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